THE ADVISORS' INNER CIRCLE FUND

                        HAMLIN HIGH DIVIDEND EQUITY FUND
                                  (THE "FUND")

                      SUPPLEMENT DATED SEPTEMBER 19, 2013
                                     TO THE
                         PROSPECTUS (THE "PROSPECTUS")
                               DATED MAY 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The second paragraph under the heading "Principal Investment Strategies" on page 3 and page 10 of the Prospectus is hereby deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of real estate investment trusts ("REITS") and interests in master limited partnerships ("MLPs"). The Fund may invest in companies of any market capitalizations range, although the Adviser expects to invest Fund assets mostly in mid- and large-capitalization companies. The Fund will generally invest in equity securities of domestic companies, but may invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects the Fund's investments in foreign companies will not exceed 25% of its assets. The Adviser defines foreign companies as companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but behave primarily like a U.S. company and whose securities are traded on a U.S. exchange, will not be considered a foreign company.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




                                                                 HCM-SK-001-0100